UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 11, 2015

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV 89052

(Address of Principal Executive Offices) (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

On December 11, 2015, Blue Earth, Inc. (“Blue Earth” or the “Company”) closed on a 9% loan transaction (the “Loan”) from Jackson Investment Group, LLC (“JIG”), one of the Company’s principal shareholders and senior lender.  The Company is engaged in discussions with JIG, regarding the potential extension of the maturity date of all existing indebtedness to JIG until March 1, 2017.

The Loan is in the principal amount of $7,154,639, evidenced by a 9% Senior Secured Note with a maturity date of February 29, 2016 (the “December Note”) issued by the Company to JIG.  The Note is comprised of (i) the principal balance of the promissory note in the amount of $5,154,507.77 issued by the Company to JIG on October 23, 2015, which was consolidated into the December Note in order to extend the maturity date from December 23, 2015 to February 29, 2016; (ii) $2,000,000 for the Company’s general working capital; and (iii) a three percent (3%) closing transaction fee.

In connection with the December Note, the Company issued to JIG a warrant to purchase 2,861,856 shares of common stock of the Company for an exercise price of $0.50 per share of common stock, exercisable for a period of five (5) years (the “Warrant”).  The Company also agreed to issue JIG 704,842 shares of common stock, valued at $.50 per share, as consideration for payment of certain interest, fees and expenses owed to JIG in connection with this and prior transactions (the “Expenses Shares”).

The Note is an additional Senior Secured Note pursuant to the Company’s Note Purchase Agreement dated as of September 10, 2015 with JIG, as amended.  The Note is guaranteed and secured by the Guaranty and Pledge and Security Agreement, each dated as of March 10, 2015, as amended, and signed by the Company’s Subsidiaries and the Company.

Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this report are forward-looking statements.  Words such as “potential”, “believes, ”projects “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “intends,” and similar expressions are intended to identify forward-looking statements.  These forward-looking statements are based on the Company’s current beliefs and expectations, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Investors should not place any undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy, liquidity, and any pending litigation.

Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-Ks, Form 10-Qs, Form 8-Ks, Proxy Statements and other filings. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 3.02

Unregistered Sales of Equity Securities

As described above in Item 2.03, on December 11, 2015, the Company issued the Warrant and the Expenses Shares to JIG. The issuances contemplated above, were exempt from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.  No sales commissions were paid and no placement agent or underwriter was involved in the transaction.

Item 9.01

Financial Statements and Exhibits

(a) EXHIBITS

Exhibit No.	Description

4.1	Form of Warrant.
10.1	9% Senior Secured Note due February 29, 2016.
10.2	Fourth Omnibus Amendment and Reaffirmation Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015	BLUE EARTH, INC.

By: /s/ G. Robert Powell
Name: G. Robert Powell
Title: Chief Executive Officer

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